PRINCIPAL PARTICIPATION AND EMPLOYMENT AGREEMENT

         Agreement made this 15th day of June, 1999 by and between MAGICINC.COM a Delaware Corporation, (hereinafter referred to as the "Company"), and John J. Kearney, (hereinafter referred to as the "Principal"), in connection with the financing, production and distribution and management of a independent music label a division of the Company herein after referred to as Magic Music created for the purpose of internet musical entertainment.

                                    RECITALS

         WHEREAS, the company is a corporate entity established to develop, finance and distribute independent musical artists over the internet through it's wholly owned division Magic Music.

         WHEREAS,  the  Principal  desires  to  participate  in the  management,
acquisition  of  musical  properties,  distribution,   merchandising,   accounts
payable, accounts receivable etc. for Magic music.

         WHEREAS, the associate has made independent inquiry into the skills, talents and knowledge of the Company and it's President in regard to its reputation and experience in producing or acquiring music properties, internet knowledge, e-commerce and the Principal further represents and warrants that he has sufficient experience in financial and business matters to recognize the advantages and disadvantages of his participation in the financing, producing and distribution and management of musical properties for the Company.

         WHEREAS, the Principal acknowledges that the opportunity referred to herein is a publicly listed security and subject to the provisions of rule 144 of the Securities Act of 1933.

         WHEREAS, the Principal warrants that the Company has completely familiarized the Principal with all aspects of the Company's operations in regard to its intended production and distribution of musical properties etc. over the internet.

         WHEREAS, the Principal realizes that the nature and extent of the success or failure of Magic Music cannot be predetermined and it is therefore the Principals desire that his contribution to Magic Music and his subsequent compensation from Magic Music be determined in such manner as will permit him to accept the risk of failure and likewise benefit upon the commercial success of Magic music.


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         WHEREAS,  the Principal represents and warrants that he is able to bear the economic risks and he understands the high risk nature of the music and internet industry, and that he further understands that whole or partial loss of his contribution will result if the aforesaid Magic Music is not commercially successful.

         WHEREAS, the parties hereto wish to enter into a written agreement to reflect their understanding as to the Principal contribution and participation in Magic Music.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

          1. CONTRIBUTION TO THE DEVELOPMENT OF MAGIC.MUSIC: The Principal hereby agrees to assist in the financing, of Magic Music, the sum of five thousand dollars in goods and services ($5,000) (hereinafter referred to as the "contribution"), subject to the conditions contained herein. Said contribution shall be used by the company as an investment in the Company and/or bridge financing, development or start up production costs of Magic Music.

          2. EXECUTIVE COMPENSATION: The company hereby agrees to compensate the Principal 75,000 of MAGICINC.COM common shares in a publicly traded Company listed on the Over the Counter Bulletin Boards (OTCBB) under the symbol (MAGC).

          3. Principal Requirements: The Principal agrees to perform all necessary services for the Company on a full time basis for a period of one calendar year.

               (a). The Principal agrees to perform all tasks normally related to running a Company as well as all administrative functions.

               (b). The company agrees to pay all reasonable expenses the Principal incurs relating to usual costs during the term of this agreement. The principal agrees to provide receipts, bills of sale etc. to the Company in regards to all expenses.

               (c). There is no salary from Company to Principal in regards to the terms and conditions of this agreement. At no time is there to be paid by the Company to the Principal any other compensation other than is specifically stated in item #2.

          4.  OPERATION/MANAGEMENT OF BUSINESS ENTERPRISE;.  RELATIONSHIP OF THE
PARTIES: All decisions regarding the management, operation and control of Magic Music shall be vested between the Principal/s and the President of MAGICINC.COM. During the term of the agreement it is understood that the Principal/s and the President of MAGICINC.COM will require joint signatures on all checks in regards to Magic Music's day to day operations.



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               (a). The Principal  has relied only on the foregoing  information and documents in determining whether to execute this agreement and that, to the extent necessary, the Principal has obtained and relied upon appropriate professional advise in regards to this agreement and its tax, legal merits or liabilities or potential consequences.

               (b). The Principal has been informed and understands that the Music and internet industry is a highly speculative business that involves a high degree of risk. The Principal further acknowledges that the company has not made any representations relative to the potential success or profitability of the Company or Magic Music hereunder.

               (c). Except as set forth in this agreement, no representations or warranties have been made to the Principal by the Company, or by any agent, employee or affiliate of the Company, and in entering into this agreement the Principal is not relying upon any information other than that contained in the agreement, and the results of the Principal own independent investigation.

         5.       ACCOUNTING AND REPORTS BY THE COMPANY

         (a) The Principals shall maintain complete books and records with respect to its operations of Magic Music for the term of this agreement.

         (b) The Principal shall have the right to reasonably examine the books and records of the Parent Company MAGICINC.COM. Such examination shall be made during reasonable advance written notice, at the regular place of business of the company where such books and records are maintained, and shall be conducted on the Principals behalf and at the Principals expense. Such examination shall not be made more frequently than semi-annually with respect to any accounting period. With respect to any accounting period for which a statement has been rendered by the Company, such examination shall be permitted only for a period of one year from the date such statement was received by the Principal.

         (c). No action, suit or proceeding arising out of this agreement or concerning the statement or other accounting rendered by the Company hereunder or to the period of time to which such statement or account relates may be maintained against the Company unless commenced within one year from the date of such review of the books and records of MAGICINC.COM

         6. ADDITIONAL DOCUMENTS: Each of the parties agrees to execute any additional documents which may be required or desirable to fully effectuate the purposes and intent of this agreement or to carry out the obligations of the parties hereunder, provided that they are not inconsistent with the provisions of this agreement.

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         7.   REPRESENTATIONS  AND  WARRANTIES.   The  parties  hereby  mutually
represents to one another that they have the full power, authority, right and title to enter into and perform this agreement and the transactions contemplated hereby or referred to herein, and each party has taken all necessary action to
authorize  the  entry  into  and   performance   of  this   agreement  and  such
transactions.

         8. CEASE OF BUSINESS OPERATIONS: The Company has sustained certain costs and developed a business relationship with the rights of Magic Music and failure to conduct business, on behalf of the company could seriously negatively impact the Principal.

         9. SELF-SERVING CONTRACT: Due to the relationship of the parties and the concessions represented below the company hereby releases any self-serving contract claim in relation to the Principal.

         10. ASSIGNMENT: The Company may assign its rights hereunder to any firm, corporation or entity without the written authorized consent by the Principal. However the Principal may not assign any or all of its rights or obligations hereunder without the prior written consent of the Company. Nothing contained in this sentence shall prevent the Company from assigning to receive money hereunder. This agreement shall in no event be construed as a third party beneficiary contract and is not intended for the benefit of any person or company whomever except the parties hereto unless allowed herein. No waiver by one party or breach or default by the other party shall be deemed to be a waiver of any preceding, continuing or succeeding breach of the same or any other provision of this agreement. Each party acknowledged that no representation or warranty not expressly set forth in this agreement has been made or relied upon by the other party, it being agreed that this agreement constitutes the entire agreement of the parties regarding the subject matter hereof and supersedes all prior agreements with respect thereto.

         11. FORCE AND AFFECT, WAIVER AND MODIFICATION: This agreement supersedes and replaces all prior agreements or understandings or negotiations (whether oral or written) which existed or may have existed between the parties regarding the subject matter hereof. No waiver or modification or amendment of all or any of the provisions hereof or of right or remedy hereunder shall be affected unless in writing signed by the party who is purported to be bound thereby or against whom such waiver or modification or amendment is asserted, and then only to the extent set forth in such writing. This agreement may not be changed or modified or amended or terminated without the written consent of either executive or company or it's affiliated parties.

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         12.  APPLICABLE  LAW: This  agreement  shall be construed in accordance with the laws of the State of Florida and applicable to agreements which are fully executed and fully performed within said state of which associate states on this agreement as its residence.

         13. LEGAL FEES AND COSTS: The Prevailing party shall be entitled to reasonable attorneys fee's and costs from the nonprevailing party in any litigation that arises out of this agreement. In the event of a dispute under this agreement it shall be submitted first to arbitration under the rules of the American Arbitration Association and the result of that arbitration shall be binding between both parties.

         14. NOTICES AND ACCOUNTING AND PAYMENTS: All notices, communications, accounting or payments required to be made hereunder, or which may be given hereunder, by or to either of the parties, shall be in writing and shall be delivered personally or by United States mail, first class, to the addresses and addressed as specified below. These addresses may be changed by either party at any time by said party giving written notice to the other party. The date of service of any notices hereunder shall be the date of personal delivery or the date of mailing, whichever is applicable.

         (a) The address set forth below is the true and correct residence of the associate.

         All notices to the Principal shall be sent to:

                            John J. Kearney
                            2611 NE 14 ST
                            Fort Lauderdale, FLA 33304


         All notices to the company shall be sent to:

                           MAGICINC.COM
                           1599 S.E. 2nd Ct.
                           Ft.  Lauderdale Fl 33301

Signed and accepted this 15 day of June 1999.

        /s/ John J. Kearney                              /s /
      ----------------------------------              -----------------
       Principal                                        Company


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